                                                        Exhibit 99.B(2)(A)(i)(c)

                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 09:02 PM 02/22/2005
                                                     FILED 08:54 PM 02/22/2005
                                                   SRV 050146592 - 3784883 FILE

                            CERTIFICATE OF AMENDMENT

                                       TO

                              CERTIFICATE OF TRUST

                                       OF

               ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND

                           A DELAWARE STATUTORY TRUST

     This certificate of Amendment to Certificate of Trust of ING Global Equity Dividend and Premium Income Fund (the "Fund") is being duly executed and filed in order to change the name of the Fund.

     NAME. The current name of the Fund is:

     ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND

     AMENDMENT. Effective as of the filing of this Certificate, the name of the Fund is changed to:

     ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

     IN WITNESS WHEREOF, the undersigned does hereby make and enter into this Certificate of Amendment to Certificate of Trust as of this 22nd day, of February, 2005.


                                                     /s/ Jock Patton
                                                     ----------------------
                                                     Jock Patton
                                                     Trustee

                                    DELAWARE

                                 THE FIRST STATE


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND", CHANGING ITS NAME FROM "ING GLOBAL EQUITY DIVIDEND AND PREMIUM INCOME FUND" TO "ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 2005, AT 8:54 O'CLOCK P.M.


[SEAL]


                               /s/ Harriet Smith Windsor
                               ---------------------------------------------
                               Harriet Smith Windsor, Secretary of State
3784883   8100                    AUTHENTICATION: 3700306

050146592                                   DATE: 02-23-05